                       NOTE AND WARRANT PURCHASE AGREEMENT

                                      AMONG

                             GREENFIELD ONLINE, INC.

                                       AND

                            GREENFIELD HOLDINGS, LLC

                            Dated as of March 3, 2000

                                TABLE OF CONTENTS
                                -----------------

                                                                     Page
                                                                     ----

Section 1.  Issuance of the Notes and the Warrants.....................1


Section 2.  Reservation of Class A Common Shares.......................1


Section 3.  Sale and Purchase of Notes and Warrants....................1


Section 4.  The Closings; The Initial Closing..........................2


Section 5.  Representations and Warranties of the Corporation..........2


Section 6.  Investment Representations of the Purchaser................5


Section 7.  Certain Definitions........................................5


Section 8.  Stockholders' Agreement....................................6


Section 9.  Parties in Interest........................................6


Section 10. Entire Agreement...........................................6


Section 11. Notices....................................................6


Section 12. Amendments.................................................7


Section 13. Counterparts...............................................8


Section 14. Headings...................................................8


Section 15. Governing Law..............................................8


Section 16. Expenses...................................................8

                                             NOTE AND WARRANT PURCHASE
                                    AGREEMENT, dated as of March 3, 2000, among GREENFIELD ONLINE, INC., a Delaware corporation (the "Corporation"), and GREENFIELD HOLDINGS, LLC, a Delaware limited liability company (the "Purchaser").

      WHEREAS, the Corporation desires to sell to the Purchaser and the Purchaser desires to purchase from the Corporation (i) up to an aggregate of $5,000,000 in principal amount of the Corporation's 10% subordinated promissory notes and (ii) warrants to purchase shares of the Corporation's Class A Common Stock, $0.01 par value per share (the "Class A Common Shares"), on the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      Section 1.  Issuance of the Notes and the Warrants.

      Upon the terms and subject to the conditions contained in this Agreement, the Corporation has authorized the issuance to the Purchaser of, and the Purchaser has committed to purchase from the Corporation, (a) up to $5,000,000 (the "Total Commitment") in aggregate principal amount of its 10% subordinated promissory notes (the "10% Notes") due on the date (the "Maturity Date") which is the earlier to occur of (i) any Fundamental Change, Change of Control or Liquidity Event and (ii) June 30, 2000, each such 10% Note to be substantially in the form of Exhibit A attached hereto, and (b) warrants (the "Warrants") to purchase up to 69,930 Class A Common Shares (the "Warrant Shares"), each such Warrant to be substantially in the form of Exhibit B attached hereto.

      Section 2.  Reservation of Class A Common Shares.

      Upon the terms and subject to the conditions contained in this Agreement, the Corporation shall reserve up to 69,930 Class A Common Shares for issuance upon exercise of the Warrants.

      Section 3.  Sale and Purchase of Notes and Warrants.

      At each Closing (as defined herein), the Corporation shall sell to the Purchaser, and the Purchaser shall purchase from the Corporation, upon the terms and subject to the conditions set forth herein 10% Notes in the aggregate principal amount to be funded at such Closing as requested by the Corporation in a written request for funding pursuant to Section 4(a). At the Initial Closing (as defined herein), the Corporation shall sell to the Purchaser, and the Purchaser shall purchase from the Corporation, a Warrant to purchase that number of Warrant Shares as may be determined by dividing $500,000 by the Exercise Price. Anything contained in the Financing Documents to the contrary notwithstanding, in no event shall the Purchaser be obligated to purchase an aggregate principal amount of 10% Notes in excess of the Total Commitment. The Corporation and the Purchaser agree that 99.5% of the aggregate purchase price to be paid by the Purchaser for the 10% Notes and the Warrants shall be allocated to the sale and purchase of the 10% Notes. No party hereto shall take a position inconsistent with this allocation unless otherwise required by law.

      Section 4. The Closings; The Initial Closing.

         (a) The sale of the 10% Notes and the Warrants to be purchased hereunder shall take place at the offices of Wake, See, Dimes & Bryniczka, 27 Imperial Avenue, Westport, Connecticut 06880, at a closing occurring simultaneously with the execution and delivery hereof (the "Initial Closing") and on not more than one other date subsequent to the date hereof as may be agreed upon by the Corporation and the Purchaser, but in any event not less than 10 business days following receipt by the Purchaser from the Corporation of a written request for funding pursuant hereto (the "Second Closing", together with the Initial Closing, are collectively referred to as the "Closings" and each a "Closing"). At each Closing, the Purchaser shall purchase and the Corporation shall sell an aggregate principal amount of 10% Notes equal to $2,500,000 of the Total Commitment.

         (b) At the Initial Closing, the Corporation shall deliver to the
Purchaser: (i) a 10% Note registered in the name of the Purchaser in the aggregate principal amount equal to $2,500,000, (ii) a warrant certificate representing the Warrant to be purchased by the Purchaser pursuant to Section 3,
(iii) an opinion of Wake, See, Dimes & Bryniczka, counsel to the Corporation, dated as of the Initial Closing date with respect to the matters set forth in Exhibit C and in form and substance satisfactory to the Purchaser and (iv) a certificate signed by the chief financial officer or treasurer of the Corporation to the effect that, both before and immediately after the consummation of the Initial Closing and the other transactions contemplated to take place on the Initial Closing date, (a) no Event of Default shall have occurred and be continuing under the 10% Notes, and (b) the representations and warranties of the Corporation made in or pursuant to the Financing Documents are true in all respects (or in all material respects in the case of any such representation or warranty that is not by its terms already qualified as to materiality).

         (c) In the event of a Second Closing, the Corporation shall deliver to the Purchaser: (i) a 10% Note registered in the name of the Purchaser in the aggregate principal amount equal to $2,500,000, (ii) an opinion of Wake, See, Dimes & Bryniczka, counsel to the Corporation, dated as of the Second Closing date with respect to the matters set forth in Exhibit C and in form and substance satisfactory to the Purchaser and (iii) a certificate signed by the chief financial officer or treasurer of the Corporation to the effect that, both before and immediately after the consummation of the Second Closing and the other transactions contemplated to take place on the Second Closing date, (a) no Event of Default shall have occurred and be continuing under the 10% Notes, and
(b) the representations and warranties of the Corporation made in or pursuant to the Financing Documents are true in all respects (or in all material respects in the case of any such representation or warranty that is not by its terms already qualified as to materiality).

         (d) It being understood that this Agreement does not constitute a revolving loan commitment, any amounts repaid or prepaid on 10% Notes purchased hereunder may not be reborrowed.

      Section 5. Representations and Warranties of the Corporation.

      The Corporation hereby represents and warrants to the Purchaser as follows:

      5.1. Organization.

      Each of the Corporation and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as listed on Schedule 5.1, and has all requisite corporate or other power and authority to own, lease and operate its properties and other assets and to carry on its business as presently conducted and as a foreign Person in those jurisdictions listed on Schedule 5.1, which constitute all the jurisdictions in which the character of the property owned or leased by the Corporation or such subsidiary or the nature of the activities conducted by the Corporation or such subsidiary makes such qualification necessary. Attached hereto as Exhibit D is a correct and complete copy of the Certificate of Incorporation of the Corporation (the "Charter") and attached hereto as Exhibit E is a correct and complete copy of the By-Laws of the Corporation (the "By-Laws"), in each case as currently in effect.

      5.2. Capitalization.

         (a) The authorized capital stock of the Corporation as of the date of the Initial Closing shall consist of:

              (i) 4,000,000 duly authorized shares of Class A Common Stock, of which:


                   (A) 1,900,750 shares of Class A Common Stock shall be validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof; and



                   (B) 2,210,179 shares of Class A Common Stock shall be duly reserved for issuance upon the exercise of the Warrants and outstanding options and other warrants listed on Schedule 5.2 (whether or not presently exercisable);

              (ii) 15,000,000 duly authorized shares of Class B Common Stock, of which 10,927,575 shares shall have been validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof.

All of such outstanding shares in each case are owned of record and beneficially by the Persons identified on Schedule I attached hereto, without Encumbrance, in the amounts set forth thereon.

         (b) Schedule 5.2 hereto contains a list, as of the date hereof and assuming the consummation at each Closing of all the transactions contemplated by the Financing Documents (as defined in Section 5.3), of all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation or any stockholder thereof is or may become obligated to issue, sell or otherwise transfer any capital stock or other securities of the Corporation, which list (i) names all parties entitled to receive such shares of capital stock or other securities, (ii) indicates whether or not such shares of capital stock or other securities are entitled to any anti-dilution or similar adjustments upon the issuance of additional securities of the Corporation or otherwise and (iii) sets forth the capital stock or other securities required to be issued thereunder. Except as contemplated hereby, there are, and immediately upon consummation at each Closing of the transactions contemplated hereby, there will be, no preemptive or similar rights to purchase or otherwise acquire the capital stock of the Corporation pursuant to any provision of law, the Charter, the By-Laws or any agreement to which the Corporation or any shareholder thereof is a party other than as set forth in the Stockholders' Agreement dated as of May 17, 1999 by and among the parties thereto (the "Stockholders' Agreement"). Except as set forth on Schedule 5.2, there is, and immediately upon the consummation at each Closing of the transactions contemplated hereby, there will be, no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, proxy, voting trust, voting agreement, etc.) with respect to the sale or voting of any capital stock of the Corporation (whether outstanding or issuable upon conversion or exercise of outstanding securities) other than as set forth in the Stockholders' Agreement.

         (c) All of the outstanding shares of capital stock of the Corporation have been issued in accordance with applicable foreign, state and federal laws and regulations governing the sale and purchase of securities.

5.3.  Authorization of Agreement, Etc.

      The execution, delivery and performance by the Corporation of this Agreement, the 10% Notes, the Warrants and each other document or instrument contemplated hereby (collectively, the "Financing Documents") have been duly authorized by all requisite action (corporate or otherwise) by the Corporation; and this Agreement and each other Financing Document has been duly executed and delivered by the Corporation. Each of the Financing Documents is or, in the case of the 10% Notes and the Warrants, will be, the valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms.

5.4.  No Conflicts.

      The execution, delivery and performance by the Corporation of this Agreement or the other Financing Documents, the issuance, sale and delivery of the 10% Notes and the Warrants (and the issuance of any Class A Common Shares issuable upon the exercise of the Warrants), and compliance with the provisions hereof by the Corporation, will not (a) violate any provision of law, statute, rule or regulation (whether foreign or domestic) applicable to the Corporation or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body (whether foreign or domestic) applicable to the Corporation or any of its properties or assets or
(b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any Encumbrance upon any of the properties or assets of the Corporation under, the Charter or By-Laws of the Corporation or any material contract to which it is a party.

5.5.  Approvals.

      Except for (a) the filing of any notice subsequent to any Closing which may be required under applicable foreign, federal or state securities law (which, if required, will be filed on a timely basis as may be so required) and (b) obtaining the approval of existing holders of the Corporation's outstanding capital stock, no permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required in connection with the execution, delivery or performance of the Financing Documents by the Corporation.

      5.6. Authorization of the Class A Common Shares, Etc.

      The issuance, sale and delivery by the Corporation of the 10% Notes, the Warrants and the Warrant Shares have been duly authorized by all requisite corporate action of the Corporation, and, when issued as contemplated by the Warrants, the Warrant Shares will be validly issued and outstanding, fully paid and nonassessable and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

      5.7. Brokers and Finders.

      The Corporation has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

      Section 6. Investment Representations of the Purchaser.

      The Purchaser hereby represents and warrants to the Corporation as follows:

           (a) The Purchaser is acquiring the Notes and Warrants to be purchased by the Purchaser hereunder and, in the event that the Purchaser should acquire any Class A Common Shares, will be acquiring such Class A Common Shares, for its own account, for investment and not with a view to the distribution thereof in violation of the Securities Act or applicable foreign or state securities laws.

           (b) The Purchaser understands that (i) the 10% Notes and the Warrants have not been, and that the Class A Common Shares will not be, registered under the Securities Act or applicable foreign or state securities laws, by reason of their issuance by the Corporation in a transaction exempt from the registration requirements of the Securities Act and applicable foreign and state securities laws and (ii) the Notes and Warrants and the Class A Common Shares must be held by the Purchaser indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable foreign and state securities Laws or is exempt from registration thereof. The Purchaser is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

           (c) The Purchaser has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

      Section 7. Certain Definitions.

      "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C.ss.101 et seq., as amended from time to time.

      "Change of Control" shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of

1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 20% of the total voting power of all classes of stock then outstanding of the Corporation normally entitled to vote in the election of directors.

      "Encumbrance" shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, or other similar rights of any nature.

      "Exercise Price" shall mean $7.15, as adjusted pursuant to the Warrants.

      "Fundamental Change" shall mean any acquisition, merger, consolidation, reorganization, or recapitalization, or reclassification of the Corporation's capital stock, or liquidation, winding up, or dissolution of the Corporation, or conveyance, sale, assignment, lease, transfer, or other disposition of, in one transaction or a series of transactions, all or any substantial part of the Corporation's business, property, or assets, or the acquisition by purchase or otherwise of all or substantially all of the properties, assets, stock, or other evidence of beneficial ownership of the Corporation; provided, however, that any conversion of existing securities by the holders of Class B Common Stock, including mandatory conversion pursuant to the terms of the Charter pursuant to an offering by the Corporation of its securities to the general public pursuant to a registration statement filed under the Securities Act, shall not be deemed to be a Fundamental Change.

      "Liquidity Event" shall mean any transaction (or series of related transactions) in which the Corporation receives more than $10,000,000 in gross proceeds from the sale of its capital stock or other securities that are directly or indirectly convertible or exchangeable into or exercisable for shares of the Corporation's capital stock.

      Section 8. Stockholders' Agreement.

      The Warrants and the Warrant Shares shall be subject to the provisions of the Stockholders' Agreement, including, but not limited to, the registration rights set forth therein, as if the same were Investor Shares.

      Section 9. Parties in Interest.

      This Agreement shall bind and inure to the benefit of the Corporation, the Purchasers and their respective successors and assigns.

      Section 10. Entire Agreement.

      This Agreement and the other writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

      Section 11. Notices.

      All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

      (a) if to the Corporation, to:

                        Greenfield Online, Inc.
                        15 River Road
                        Wilton, Connecticut  06897
                        Tel:  (203) 846-5700
                        Fax:  (203) 834-2283
                        Attention: Jonathan Flatow, Esq.;

                        with a copy to:

                        Wake, See, Dimes & Bryniczka
                        27 Imperial Avenue
                        Westport, CT  06880
                        Tel:  (203) 227-9545
                        Fax:  (203) 226-1641
                        Attention:  Jacob P. Bryniczka, Esq.

      (b) if to the Purchaser, to:

                        Greenfield Holdings, LLC
                        c/o InSight Capital Partners
                        527 Madison Avenue
                        10th Floor
                        New York, New York  10022
                        Attention:  Jeffrey Horing
                        Tel:  (212) 230-9200
                        Fax:  (212) 230-9222

      (c) with a copy to:

                        O'Sullivan Graev & Karabell, LLP
                        30 Rockefeller Plaza
                        New York, New York  10112
                        Tel:  (212) 408-2400
                        Fax:  (212) 408-2420
                        Attention:  Ilan S. Nissan, Esq.;

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section 11. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

      Section 12. Amendments.

      This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Corporation and the Purchaser.

      Section 13. Counterparts.

      This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      Section 14. Headings.

      The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      Section 15. Governing Law.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

      Section 16. Expenses.

      The Corporation agrees to pay, and hold the Purchaser and all holders of 10% Notes and Warrants or Warrant Shares harmless against liability for the payment of: (i) the reasonable out-of-pocket expenses (including attorneys' fees and expenses) of the Purchaser arising in connection with its due diligence and the negotiation and execution of the Financing Documents and the consummation of the transactions contemplated by the Financing Documents which shall be payable at each Closing and with respect to any amendments or waivers (whether or not the same become effective) under or in respect of the Financing Documents, or the other agreements contemplated thereby, including the Charter, (ii) stamp and other taxes which may be payable in respect of the execution and delivery of the Financing Documents or the issuance, delivery or acquisition of the 10% Notes, the Warrants or any Warrant Shares and (iii) the reasonable fees and expenses incurred with respect to the enforcement of the rights granted under the Financing Documents, the agreements contemplated thereby and the Charter.

                                  * * * * *

      IN WITNESS WHEREOF, each of the undersigned has duly executed this Note and Warrant Purchase Agreement as of the date first written above.

                                    GREENFIELD ONLINE, INC.

                                       By: /s/
                                          ---------------------
                                       Name:  Rudy Nadilo
                                       Title:  President + CEO


                                    GREENFIELD HOLDINGS, LLC

                                       By: /s/
                                          ---------------------
                                       Name:  Jeffrey Horing
                                       Title:  President

                                                                       EXHIBIT A
                                                                       ---------


                                Form of 10% Note
                                ----------------

                                  See attached.

                                                                       EXHIBIT B
                                                                       ---------

                                 Form of Warrant
                                 ---------------

                                  See attached.

                                                                       EXHIBIT C
                                                                       ---------

                                 Form of Opinion

                                  See attached.

                                                                       EXHIBIT C
                                                                       ---------


                                          March 3, 2000
Greenfield Holdings, LLC
C/o InSight Capital Partners
122 East 42nd Street, Suite 2300
New York, NY  10168

Ladies and Gentlemen:

      We have acted as counsel to Greenfield Online, Inc. (the "Company") in connection with the execution and delivery of the Note and Warrant Purchase Agreement (the "Purchase Agreement") by and among Greenfield Holdings, LLC (the "Purchaser") and the Company, and the other agreements and instruments listed on Schedule A attached hereto (together with the Purchase Agreement, the "Documents"), dated as of the date hereof. This Opinion is being delivered pursuant to Section 4(b) of the Purchase Agreement. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Purchase Agreement.

      Based upon and subject to the foregoing, we are of the opinion that:

      1. The Company is a corporation duly organized, validly existing and in good standing under, and by virtue of, the laws of the State of Delaware. The Company has requisite corporate power and authority to execute and deliver the Purchase Agreement and the Documents, to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is either presently qualified or has submitted applications to be qualified to do business as a foreign corporation in the States of Washington, California, Missouri, New Jersey, Illinois and Connecticut.

      2. The Company has all requisite legal and corporate power to carry out and perform its obligations under the terms of the Purchase Agreement and the Documents.

      3. As of March 2, 2000, the authorized capital stock of the Company consists of 4,000,000 duly authorized shares of Class A Common Stock of which 1,900,750 shares of Class A Common Stock are validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and 2,210,179 shares of Class A Common Stock are duly reserved for issuance upon the exercise of the Warrants and outstanding options and other warrants (whether or not presently exercisable); and 15,000,000 duly authorized shares of Class B Common Stock, of which 10,927,575 shares shall have been validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof. There are a sufficient number of shares of authorized but unissued Class A Common Stock to effect the exercise of the Warrants.

      The Class A Common Stock issuable upon exercise of the Warrants shall be duly and validly reserved, and when issued in accordance with the Company's Certificate of Incorporation will be validly issued, fully paid and non-assessable, and free of any liens or encumbrances. Except for such rights previously granted to the Purchasers, no holders of the Company's securities have registration rights and there are no other options, other than those granted to employees, warrants, conversion privileges, or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company, or any agreements to issue such securities or rights.

      4. The execution, delivery and performance of and compliance with the Purchase Agreement and the Documents by the Company will not violate or constitute a default under the Certificate of Incorporation or Bylaws of the Company.

      5. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution and delivery of the Purchase Agreement and the Documents by the Company, the performance of the Company's obligations under the Purchase Agreement and the Documents has been taken. The Purchase Agreement and the Documents have been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

      6. There are no actions, suits, proceedings or investigations pending against the Company, any of its officers, directors, employees or its properties, before any court or governmental agency (nor has the Company received any actual threat thereof) except as provided in Schedule A, attached hereto.

      7. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Purchase Agreement and the Documents, or the consummation of any other transaction contemplated by the Purchase Agreement and the Documents.

      This opinion is for the Purchaser alone and may not be disclosed, quoted or relied upon by any other person or entity without our prior written permission. No opinion is implied, or may be inferred, beyond the opinions expressly stated herein.

      We do not purport to be experts in the laws of any jurisdiction other than the laws of the State of Connecticut, Delaware General Corporation Law (the "DGCL") and United States federal law insofar as such laws apply, and we express no opinion as to conflicts of law, rules or the laws of any states or jurisdictions other than Connecticut, the DGCL, United States federal law, to the extent those laws are relevant to the transactions contemplated by the Documents. To the extent that matters expressed in our opinion below are governed by laws other than the laws of the State of Connecticut, the DGCL or the federal laws of the United States, we have assumed, with your permission and without independent investigation, for the purposes of such opinions that such laws are identical in all respects to the laws of Connecticut and we express no opinion as to whether such assumption is reasonable or correct. We note in particular that the Documents purport to be governed by the laws of the State of New York.

                                    Very truly yours,
                                    Wake, See, Dimes & Bryniczka


                                    By_________________________
                                         Jacob P. Bryniczka,
                                         Its Partner

                                                                       EXHIBIT D
                                                                       ---------

                                     Charter
                                     -------

                                  See attached

                                                                       EXHIBIT E
                                                                       ---------

                                     By-Laws
                                     -------

                                  See attached.